Exhibit 99.1

UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(Amounts in millions)

On September 26, 2015 (the “Distribution Date”), SPX Corporation (“SPX” or the “Company”) completed the spin-off to its shareholders (the “Spin-Off”) of all the outstanding shares of SPX FLOW, Inc. (“SPX FLOW”), a wholly-owned subsidiary of SPX prior to the Spin-Off, which at the time of the Spin-Off held the businesses comprising its Flow Technology reportable segment, its Hydraulic Technologies business and certain of its corporate subsidiaries (collectively, the “FLOW Business”).  On the Distribution Date, each of the Company’s shareholders of record as of the close of business on September 16, 2015 (the “Record Date”) received one share of common stock of SPX FLOW for every share of SPX common stock held as of the Record Date.  SPX FLOW is now an independent public company trading under the symbol “FLOW” on the New York Stock Exchange.  Following the Spin-Off, SPX’s common stock continues to be listed on the New York Stock Exchange, but trades under the new ticker symbol, “SPXC”.

Due to the Spin-Off, the historical financial results of the FLOW Business will be classified as a discontinued operation within the Company’s consolidated financial statements, beginning in the third quarter of 2015.

The following unaudited pro forma condensed consolidated statements of operations for the six months ended June 27, 2015 and the years ended December 31, 2014, 2013 and 2012, as well as the pro forma condensed consolidated balance sheet as of June 27, 2015, have been derived from the Company’s historical consolidated financial statements.  The unaudited pro forma condensed consolidated statements of operations have been prepared as if the Spin-Off had occurred on January 1, 2012 (the first day of fiscal year 2012), while the unaudited pro forma condensed consolidated balance sheet has been prepared as if the Spin-Off occurred on June 27, 2015.  The unaudited pro forma condensed consolidated financial statements (the “Pro-Formas”) and the accompanying notes should be read together with the Company’s annual report on Form 10-K for the year ended December 31, 2014 and the Company’s quarterly report on Form 10-Q for the quarter ended June 27, 2015.

The Pro-Formas do not purport to represent what the Company’s financial position and results of operations would have been had the Spin-Off occurred on the dates indicated or to project financial performance for any future period or as of a future date.  In addition, the Pro-Formas are based on currently available information and certain assumptions that the Company believes are reasonable, and are provided for illustrative and informational purposes only.  The Pro-Formas have been prepared to reflect adjustments to the Company’s historical annual and interim consolidated financial statements that are (1) directly attributable to the Spin-Off; (2) factually supportable; and (3) with respect to the unaudited pro forma condensed consolidated statements of operations, expected to have a continuing impact on the Company’s results of operations.  The Pro-Formas include adjustments to reflect the following:

•                  The elimination of the operating results of the FLOW Business;

•                  The distribution by SPX, pursuant to the Spin-Off, of all the outstanding shares of common stock of SPX FLOW, which holds the assets and liabilities that comprise the FLOW Business;

•                  The elimination of costs incurred in connection with the Spin-Off;

•                  Revisions to the Company’s debt structure in connection with the Spin-Off; and

•                  The impact of, and transactions contemplated by, the Separation and Distribution Agreement, the Tax Matters Agreement, and Employee Matters Agreement entered into between SPX and SPX FLOW in connection with the Spin-Off.

The Company believes the adjustments related to the Spin-Off presented in the following Pro-Formas are consistent with the guidance for discontinued operations under U.S. generally accepted accounting principles.  Specifically, the Company has presented certain general corporate expenses as part of continuing operations, as these costs do not meet the requirements to be presented within discontinued operations.  Such costs totaled $50.5 for the six months ended June 27, 2015 and $127.6, $97.9 and $107.7 for the years ended December 31, 2014, 2013 and 2012, respectively.  In addition, income tax related adjustments represent the Company’s current estimates on a discontinued operation basis, which could materially change as the Company finalizes its discontinued operations accounting to be reported in its Quarterly Report on Form 10-Q for the quarter ended September 26, 2015 and its Annual Report on Form 10-K for the year ended December 31, 2015. Assumptions underlying the pro forma adjustments are described in the accompanying notes.

SPX Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Six Months Ended June 27, 2015

(All amounts in millions, except per share amounts)

		Distribution
		of
	Historical	SPX FLOW (a)	Other		Pro Forma

Revenues	$2,021.3	$(1,185.6)	$—		$835.7
Costs and expenses:
Cost of products sold	1,453.2	(787.4)	—		665.8
Selling, general and administrative	462.1	(231.6)	(14.0	)(b)	216.5
Intangible amortization	14.4	(11.9)	—		2.5
Special charges, net	12.7	(7.1)	—		5.6
Operating income(loss)	78.9	(147.6)	14.0		(54.7)

Other income(expense), net	0.8	(3.7)	—		(2.9)
Interest expense, net	(33.0)	0.4	22.8	(c)	(9.8)
Equity earnings in joint ventures	0.5	—	—		0.5
Income(loss) before income taxes	47.2	(150.9)	36.8		(66.9)
Income tax (provision)benefit	(19.9)	24.9	8.9	(d)	13.9
Net income(loss)	27.3	(126.0)	45.7		(53.0)
Net loss attributable to noncontrolling interest	(5.4)	0.7	—		(4.7)
Net income(loss) attributable to SPX Corporation common shareholders	$32.7	$(126.7)	$45.7		$(48.3)

Earnings per share of common stock:
Basic - Net income(loss) attributable to SPX Corporation common shareholders	$0.81				$(1.19)
Diluted - Net income(loss) attributable to SPX Corporation common shareholders	$0.80				$(1.19)

Weighted-average of number of common shares outstanding:
Basic	40.553				40.553
Diluted	40.854				40.553

SPX Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2014

(All amounts in millions, except per share amounts)

		Distribution
		of
	Historical	SPX FLOW (a)	Other		Pro Forma

Revenues	$4,721.1	$(2,768.4)	$—		$1,952.7
Costs and expenses:
Cost of products sold	3,357.5	(1,831.4)	—		1,526.1
Selling, general and administrative	1,068.7	(502.3)	(3.5	)(b)	562.9
Intangible amortization	31.8	(26.1)	—		5.7
Impairment of long-term assets	38.1	(11.7)	—		26.4
Special charges, net	23.1	(13.8)	—		9.3
Operating income(loss)	201.9	(383.1)	3.5		(177.7)

Other income, net	484.6	(3.0)	5.0	(e)	486.6
Interest expense, net	(61.2)	(2.9)	45.9	(c)	(18.2)
Loss on early extinguishment of debt	(32.5)	—	—		(32.5)
Equity earnings in joint ventures	1.4	—	—		1.4
Income before income taxes	594.2	(389.0)	54.4		259.6
Income tax provision	(214.1)	103.5	(27.5	)(d)	(138.1)
Net income	380.1	(285.5)	26.9		121.5
Net income/loss attributable to noncontrolling interest	(9.5)	(1.4)	—		(10.9)
Net income attributable to SPX Corporation common shareholders	$389.6	$(284.1)	$26.9		$132.4

Earnings per share of common stock:
Basic - Net income attributable to SPX Corporation common shareholders	$9.19				$3.12
Diluted - Net income attributable to SPX Corporation common shareholders	$9.05				$3.08

Weighted-average of number of common shares outstanding:
Basic	42.400				42.400
Diluted	43.031				43.031

SPX Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2013

(All amounts in millions, except per share amounts)

		Distribution
		of
	Historical	SPX FLOW (a)	Other		Pro Forma

Revenues	$4,773.3	$(2,804.5)	$—		$1,968.8
Costs and expenses:
Cost of products sold	3,392.3	(1,906.8)	—		1,485.5
Selling, general and administrative	963.9	(521.3)	—		442.6
Intangible amortization	33.0	(27.2)	—		5.8
Impairment of long-term assets	6.7	(6.7)	—		—
Special charges, net	32.3	(14.4)	—		17.9
Operating income	345.1	(328.1)	—		17.0

Other expense, net	(11.3)	5.5	—		(5.8)
Interest expense, net	(104.4)	(1.2)	45.7	(c)	(59.9)
Equity earnings in joint ventures	42.2	—	—		42.2
Income(loss) before income taxes	271.6	(323.8)	45.7		(6.5)
Income tax (provision)benefit	(60.3)	67.5	11.1	(d)	18.3
Net income	211.3	(256.3)	56.8		11.8
Net income attributable to noncontrolling interest	2.2	(1.5)	—		0.7
Net income attributable to SPX Corporation common shareholders	$209.1	$(254.8)	$56.8		$11.1

Earnings per share of common stock:
Basic - Net income attributable to SPX Corporation common shareholders	$4.61				$0.24
Diluted - Net income attributable to SPX Corporation common shareholders	$4.55				$0.24

Weighted-average of number of common shares outstanding:
Basic	45.384				45.384
Diluted	46.006				46.006

SPX Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2012

(All amounts in millions, except per share amounts)

		Distribution
		of
	Historical	SPX FLOW (a)	Other		Pro Forma

Revenues	$4,894.6	$(2,842.1)	$—		$2,052.5
Costs and expenses:
Cost of products sold	3,554.2	(1,973.0)	—		1,581.2
Selling, general and administrative	1,120.9	(535.2)	—		585.7
Intangible amortization	34.1	(28.4)	—		5.7
Impairment of goodwill and other long-term assets	285.9	—	—		285.9
Special charges, net	23.4	(14.3)	—		9.1
Operating loss	(123.9)	(291.2)	—		(415.1)

Other income, net	14.0	5.3	—		19.3
Interest expense, net	(108.1)	(0.5)	46.1	(c)	(62.5)
Equity earnings in joint ventures	38.6	—	—		38.6
Loss before income taxes	(179.4)	(286.4)	46.1		(419.7)
Income tax benefit	14.2	14.0	30.3	(d)	58.5
Net loss	(165.2)	(272.4)	76.4		(361.2)
Net income attributable to noncontrolling interest	3.0	(2.0)	—		1.0
Net loss attributable to SPX Corporation common shareholders	$(168.2)	$(270.4)	$76.4		$(362.2)

Earnings per share of common stock:
Basic - Net loss attributable to SPX Corporation common shareholders	$(3.36)				$(7.24)
Diluted - Net loss attributable to SPX Corporation common shareholders	$(3.36)				$(7.24)

Weighted-average of number of common shares outstanding:
Basic	50.031				50.031
Diluted	50.031				50.031

SPX Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 27, 2015

(All amounts in millions)

		Distribution
		of
	Historical	SPX FLOW (a)	Other		Pro Forma
ASSETS
Current assets:
Cash and equivalents	$328.9	$(175.1)	$(33.4	) (f)	$120.4
Accounts receivable, net	1,081.8	(615.7)	—		466.1
Inventories, net	546.7	(344.7)	—		202.0
Other current assets	171.5	(50.3)	—		121.2
Deferred income taxes	124.3	(54.8)	(1.7	) (m)	67.8
Total current assets	2,253.2	(1,240.6)	(35.1)		977.5

Property, plant and equipment, net	663.8	(277.3)	(161.9	) (g)	224.6
Goodwill	1,416.1	(1,047.2)	—		368.9
Intangibles, net	799.2	(630.9)	—		168.3
Other assets	756.9	(65.2)	(32.7	) (h)	659.0
TOTAL ASSETS	$5,889.2	$(3,261.2)	$(229.7)		$2,398.3

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$461.7	$(266.0)	$—		$195.7
Accrued expenses	852.1	(403.1)	(17.8	) (i)	431.2
Income taxes payable	42.1	(40.2)	—		1.9
Short-term debt	294.1	(6.0)	(15.5	) (j)	272.6
Current maturities of long-term debt	37.5	(1.1)	(36.0	) (k)	0.4
Total current liabilities	1,687.5	(716.4)	(69.3)		901.8

Long-term debt	1,143.3	(9.7)	(781.8	) (k)	351.8
Deferred and other income taxes	292.2	(225.4)	8.8	(n)	75.6
Other long-term liabilities	1,007.1	(103.0)	(90.5	) (l)	813.6
Total long-term liabilities	2,442.6	(338.1)	(863.5)		1,241.0

Equity:
SPX Corporation shareholders’ equity:
Common stock	1.0	—	—		1.0
Paid-in capital	2,635.8	—	—		2,635.8
Retained earnings	2,638.7	(2,506.3)	703.1		835.5
Accumulated other comprehensive income(loss)	(27.2)	311.2	—		284.0
Common stock in treasury	(3,487.0)	—	—		(3,487.0)
Total SPX Corporation shareholders’ equity	1,761.3	(2,195.1)	703.1		269.3
Noncontrolling interests	(2.2)	(11.6)	—		(13.8)
Total equity	1,759.1	(2,206.7)	703.1		255.5
TOTAL LIABILITIES AND EQUITY	$5,889.2	$(3,261.2)	$(229.7)		$2,398.3

SPX Corporation

Notes to Unaudited Condensed Consolidated Financial Statements

(Amounts in millions)

(a)         Represents adjustments to eliminate the historical operating results, assets, liabilities and equity of the FLOW Business.  Excluded from these amounts are certain general corporate overhead expenses that were allocated to the FLOW Business’s operations, but are not specifically identifiable as costs of the FLOW Business.  Such general corporate overhead expenses, which totaled $50.5 for the six months ended June 27, 2015 and $127.6, $97.9 and $107.7 for the years ended December 31, 2014, 2013 and 2012, respectively, do not meet the criteria to be presented in discontinued operations and, thus, will be presented as part of SPX’s continuing operations.

(b)         Represents adjustments to eliminate, from continuing operations, costs directly attributable to the Spin-Off.  These costs consist primarily of accounting, legal and other advisory service fees.

(c)          Represents adjustments to interest expense associated with (i) the 6.875% senior notes, which became an obligation of SPX FLOW in connection with the Spin-Off, and (ii) the term loan under SPX’s bank credit agreement, as the term loan was reduced to $350.0 in connection with the refinancing of our bank credit agreement that occurred at the time of the Spin-Off.  The specific amounts of the adjustments are as follows:

	Six months ended	Year ended December 31,
	June 27, 2015	2014	2013	2012
Elimination of interest on 6.875% senior notes	$20.9	$42.9	$42.9	$42.9
Reduction in interest on the term loan	1.9	3.0	2.8	3.2
	$22.8	$45.9	$45.7	$46.1

(d)         Represents adjustments for the income tax effects of the “other” pro forma adjustments as well as adjustments required in accordance with the intra-period allocation rules of Financial Accounting Standards Board Codification Topic 740-20, Income Taxes.  The amounts of these adjustments could materially change as we finalize our discontinued operations accounting to be reported in our Annual Report on Form 10-K for the year ended December 31, 2015.

(e)          Represents an adjustment to eliminate the fees that were incurred in order to obtain the consents required of the holders of the 6.875% senior notes in order to allow SPX FLOW to become the obligor under such notes in connection with the Spin-Off.

(f)           Represents an adjustment to (i) eliminate the FLOW Business’s investments in SPX’s cash pooling arrangement and (ii) reflects a cash distribution from SPX to the FLOW Business that was made in connection with the Spin-Off as a means of settling certain financial obligations that existed between an SPX legal entity and a legal entity of the FLOW Business.

(g)          Represents an adjustment to transfer certain corporate-related SPX fixed assets to SPX FLOW.  The assets and associated accumulated depreciation relate to SPX’s corporate headquarters facility, information technology hardware and software, and certain other assets.

(h)         Represents an adjustment to reflect the transfer of deferred financing costs ($3.8) to SPX FLOW associated with the 6.875% senior notes, the transfer of certain investments ($27.3) to SPX FLOW associated with SPX’s Supplemental Retirement Savings Plan (“SRSP”), and the write-off of deferred financing costs ($6.4) as a result of the refinancing of our bank credit agreement in connection with the Spin-Off.  These adjustments were offset partially by additional deferred financing costs ($4.8) incurred in connection with the aforementioned refinancing of our bank credit agreement.  Pursuant to the Employee Matters Agreement, SPX FLOW established its own supplemental retirement savings plan; thus, the obligations under the SRSP to (i) current employees of SPX FLOW and (ii) SPX corporate employees who became employees of SPX FLOW at the time of the Spin-Off, along with the related investments (see above), were transferred to SPX FLOW in connection with the Spin-Off.

(i)             Represents an adjustment to eliminate the accrued interest ($13.3) on the 6.875% senior notes and the liabilities for incentive compensation and vacation ($4.5) associated with (i) current employees of SPX FLOW and (ii) SPX corporate employees who became employees of SPX FLOW at the time of the Spin-Off.

(j)            Represents an adjustment to reflect SPX FLOW’s assumption of obligations under a purchase card program sponsored by SPX, with the amount assumed related to purchases made on behalf of the FLOW Business.  As these arrangements extend the payment of the related obligations beyond their normal payment terms through third-party lending institutions, we have classified these amounts as short-term debt.

(k)         Represents adjustments to (i) eliminate the 6.875% senior notes ($600.0), as these notes became an obligation of SPX FLOW in connection with the Spin-Off, and (ii) reduce the term loan to $350.0 (from $567.8) in order to reflect the outstanding amount that resulted from the aforementioned refinancing of our bank credit agreement.  Under the new credit agreement, the term loan is repayable in quarterly installments of 5.0% annually, beginning in the third fiscal quarter of 2016.  As such, we have reflected the entire term loan balance of $350.0 as “Long-term debt” in the accompanying unaudited pro forma condensed consolidated balance sheet.

(l)             Represents an adjustment to reflect the assumption by SPX FLOW (from SPX) of (i) the pension and postretirement obligations ($66.8) related to certain individuals who will serve as executive officers for SPX FLOW and (ii) the SRSP obligation ($27.3) identified in note (h) above, partially offset by SPX’s assumption (from SPX FLOW) of certain Canadian pension plan obligations ($3.6) in connection with the Spin-Off.

(m)     Represents an adjustment to eliminate the deferred income tax assets associated with the liabilities for incentive compensation and vacation identified in Note (i) above.

(n)         Represents an adjustment to eliminate the deferred income tax assets ($36.3) associated with the pension, postretirement and SRSP obligations identified in Note (l) above, partially offset by the elimination of deferred income tax liabilities ($27.5) associated with the SPX corporate-related fixed assets that are being transferred to SPX FLOW (see Note (g) above for additional details on the corporate-related fixed assets being transferred to SPX FLOW).